

                                        Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1995-4
                                                                                        Distribution Date:  8/17/98

Section 5.2 - Supplement                                 Class A         Class B       Collateral                 Total
---------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                         0.00            0.00            0.00                    0.00

(ii)    Monthly Interest Distributed                  4,473,575.17      326,032.39      178,774.95            4,978,382.51
        Deficiency Amounts                                    0.00            0.00                                    0.00
        Additional Interest                                   0.00            0.00                                    0.00
        Accrued and Unpaid Interest                                                           0.00                    0.00

(iii)   Collections of Principal Receivables         33,924,916.94    2,423,143.73    4,038,745.21           40,386,805.88

(iv)    Collections of Finance Charge Receivables     4,639,177.90      331,361.01      552,291.92            5,522,830.84

(v)     Aggregate Amount of Principal Receivables                                                        15,483,213,585.03

                                 Investor Interest  300,000,000.00   21,428,000.00   35,714,857.14          357,142,857.14
                                 Adjusted Interest  300,000,000.00   21,428,000.00   35,714,857.14          357,142,857.14

                                      Series
        Floating Investor Percentage        2.31%       84.00%         6.00%        10.00%                          100.00%
        Fixed Investor Percentage           2.31%       84.00%         6.00%        10.00%                          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.18%
               30 to 59 days                                                                                          1.59%
               60 to 89 days                                                                                          1.08%
               90 or more days                                                                                        2.15%
                                                                                                         ---------------------
                                       Total Receivables                                                            100.00%

(vii)   Investor Default Amount                       1,733,639.98      123,828.12      206,389.01            2,063,857.12

(viii)  Investor Charge-Offs                                  0.00            0.00            0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions            0.00            0.00            0.00

(x)     Servicing Fee                                   250,000.00       17,856.67       29,762.38              297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                               11.68%

(xii)   Reallocated Monthly Principal                                         0.00            0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 300,000,000.00  21,428,000.00   35,714,857.14          357,142,857.14

(xiv)   LIBOR                                                                                                         5.69922%

(xv)    Principal Funding Account Balance                                                                             0.00

(xvi)   Accumulation Shortfall                                                                                        0.00

(xvii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds      14,740.35       1,074.27
                                                                                                               ===============

(xx)    Available Funds                                7,451,848.58     536,710.58    522,529.54              8,511,088.70

(xxi)   Certificate Rate                              5.89922%      6.01922%      6.18125%

---------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1995-4
                                                                                        Distribution Date:  9/15/98

Section 5.2 - Supplement                         Class A       Class B     Collateral               Total
---------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                          0.00            0.00            0.00                     0.00

(ii)    Monthly Interest Distributed                           0.00            0.00      188,621.26               188,621.26
        Deficiency Amounts                                     0.00            0.00                                     0.00
        Additional Interest                                    0.00            0.00                                     0.00
        Accrued and Unpaid Interest                                                            0.00                     0.00

(iii)   Collections of Principal Receivables          34,279,827.88    2,448,493.84    4,080,997.19            40,809,318.91

(iv)    Collections of Finance Charge Receivables      4,626,988.65      330,490.38      550,840.80             5,508,319.82

(v)     Aggregate Amount of Principal Receivables                                                          15,987,018,683.19

                                 Investor Interest   300,000,000.00   21,428,000.00   35,714,857.14           357,142,857.14
                                 Adjusted Interest   300,000,000.00   21,428,000.00   35,714,857.14           357,142,857.14

                                         Series
        Floating Investor Percentage        2.23%       84.00%         6.00%        10.00%                            100.00%
        Fixed Investor Percentage           2.23%       84.00%         6.00%        10.00%                            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.33%
               30 to 59 days                                                                                            1.54%
               60 to 89 days                                                                                            1.05%
               90 or more days                                                                                          2.08%
                                                                                                     -------------------------
                                       Total Receivables                                                              100.00%

(vii)   Investor Default Amount                        1,950,059.66      139,286.26      232,153.67             2,321,499.60

(viii)  Investor Charge-Offs                                   0.00            0.00            0.00                     0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00            0.00            0.00

(x)     Servicing Fee                                    250,000.00       17,856.67       29,762.38               297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                 10.71%

(xii)   Reallocated Monthly Principal                                          0.00            0.00                     0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  300,000,000.00  21,428,000.00   35,714,857.14           357,142,857.14

(xiv)   LIBOR                                                                                                           5.68750%

(xv)    Principal Funding Account Balance                                                                               0.00

(xvi)   Accumulation Shortfall                                                                                          0.00

(xvii)  Principal Funding Investment Proceeds                                                                           0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds           0.00            0.00
                                                                                                          ========================

(xx)    Available Funds                                4,376,988.65      312,633.71      521,078.41           5,210,700.77

(xxi)   Certificate Rate                                    5.88750%        6.00750%        6.17344%

---------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1995-4
                                                                                        Distribution Date:  10/15/98

Section 5.2 - Supplement                         Class A       Class B     Collateral               Total
--------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                           0.00           0.00            0.00                   0.00

(ii)    Monthly Interest Distributed                            0.00           0.00      185,764.41             185,764.41
        Deficiency Amounts                                      0.00           0.00                                   0.00
        Additional Interest                                     0.00           0.00                                   0.00
        Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)   Collections of Principal Receivables           33,202,990.58   2,371,578.94    3,952,800.22          39,527,369.74

(iv)    Collections of Finance Charge Receivables       4,487,596.71     320,534.07      534,246.25           5,342,377.03

(v)     Aggregate Amount of Principal Receivables                                                        16,035,747,084.48

                                   Investor Interest  300,000,000.00  21,428,000.00   35,714,857.14         357,142,857.14
                                   Adjusted Interest  300,000,000.00  21,428,000.00   35,714,857.14         357,142,857.14

                                      Series
        Floating Investor Percentage        2.23%       84.00%         6.00%        10.00%                          100.00%
        Fixed Investor Percentage           2.23%       84.00%         6.00%        10.00%                          100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.22%
               30 to 59 days                                                                                          1.56%
               60 to 89 days                                                                                          1.09%
               90 or more days                                                                                        2.13%
                                                                                                     -----------------------
                                       Total Receivables                                                            100.00%

(vii)   Investor Default Amount                         1,707,218.63     121,940.94      203,243.57           2,032,403.13

(viii)  Investor Charge-Offs                                    0.00           0.00            0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00            0.00

(x)     Servicing Fee                                     250,000.00      17,856.67       29,762.38             297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                               11.15%

(xii)   Reallocated Monthly Principal                                          0.00            0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  300,000,000.00  21,428,000.00   35,714,857.14         357,142,857.14

(xiv)   LIBOR                                                                                                      5.68750%

(xv)    Principal Funding Account Balance                                                                             0.00

(xvi)   Accumulation Shortfall                                                                                        0.00

(xvii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall

(xix)   Interest Funding Account Investment Proceeds        6,538.72         476.56
                                                                                                       ==========================

(xx)    Available Funds                                 4,244,135.43     303,153.97      504,483.87           5,051,773.27

(xxi)   Certificate Rate                                5.88750%         6.00750%        6.11875%

---------------------------------------------------------------------------------------------------------------
